Nasdaq: ARNA • October 2020 Atopic Dermatitis Overview Exhibit 99.1

Forward Looking Statements This presentation includes forward-looking statements that involve a number of risks and uncertainties, including statements about our investigative-stage drug candidate etrasimod, including with respect to its potential (including to become first- or best-in-class), safety, efficacy, indications, mechanism of action, significance of data, development plans, differentiation, the market, opportunity, unmet needs, commercialization, expected data readouts, initiation and progress of clinical trials, and regulatory approval; our focus, goals, strategy, plans, timelines, guidance, and catalysts; and other statements that are not historical facts, including statements that may include words such as “aims to,” “thought to,” “hypothesis,” “may,” “can,” “will,” “likely,” “intend,” “expect,” “opportunity,” “potential,” “up to,” or other similar words. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from expectations, and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the time they were made. Factors that could cause actual results to differ materially from such statements include, without limitation: Drug development programs are expensive, time consuming, uncertain and susceptible to change, interruption, delay or termination; the timing and outcome of research, development and regulatory review and feedback is uncertain; we expect to need additional funds to advance all of our programs, and you and others may not agree with the manner in which we allocate our resources; topline data may not accurately reflect the complete results of a particular study or trial; results of clinical trials and other studies are subject to different interpretations and may not be predictive of future results; new data may be unexpected or unfavorable; etrasimod and our drug candidates may not advance in development or be approved for marketing; clinical trials and other studies may not proceed at the time or in the manner expected or at all; enrolling patients in our ongoing and intended clinical trials is competitive and challenging; the duration and severity of the ongoing coronavirus disease (COVID-19) pandemic, including but not limited to the impact on Arena's clinical operations, the operations of Arena's suppliers, partners, collaborators, licensees, and capital markets, which in each case remains uncertain; clinical and nonclinical data is voluminous and detailed, and regulatory agencies may interpret or weigh the importance of data differently and reach different conclusions than Arena or others, request additional information, have additional recommendations or change their guidance or requirements; data and information related to our programs may not meet regulatory requirements or otherwise be sufficient for further development, regulatory review, partnering or approval at all or on our projected timeline; other risks related to developing, seeking regulatory approval of and commercializing drugs, including regulatory, manufacturing, supply and marketing issues and drug availability; Arena's and third parties' intellectual property rights; competition; reimbursement and pricing decisions; risks related to relying on partners and other third parties; and satisfactory resolution of litigation or other disagreements. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our Securities and Exchange Commission (SEC) filings, including under the heading “Risk Factors.” We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law. October 2020 •

Atopic Dermatitis (AD) October 2020 • Disease State and Pathophysiology

Etrasimod Aims to Address Unmet Need in Atopic Dermatitis

Disease Pathology

- Heterogeneous inflammatory skin disease, clinically characterized by a chronic rash and itch[1,2]
- Driven by a variety of factors including genetic and environmental factors, a defective skin barrier, and an aberrant immune response[1,2]
- Recruitment of T cells into the skin and their effector functions, including production of Th2 cytokines, are key in the pathogenesis of AD[2,3]

16.5M

US patients[4]

22M

EU patients[5]



Severe impact

On QoL, including occupational, social & psychological[6]

Significant Need

For simple, safe and effective therapeutics



$24B Market Opportunity[7]

1. Bieber T. *NEJM* 2008, 358;14: 1483-1494; 2: Guttman-Yassky et al. *JACI* 2011; 127(6):1420-1431; 3. Renert-Yuval Y and Guttman-Yassky E. *AAAI* 2020, 124:28-35 1. 4. Silverberg, JI. *Dermatol Clin.* 2017 Jul;35(3):283-289.; 5. Barbarot S, et al. *Allergy.* 2018 Jun;73(6):1284-1293.; 6. Egeberg A, et al. *J Am Acad Dermatol.* 2017 Jan;76(1):98-105. 7. UC & CD Disease Landscape & Forecast Reports. DRG. 2018

ARENA PHARMACEUTICALS
October 2020 • 4

AD Associated with High Prevalence in Developed Countries and Significantly Impacts Quality of Life (QOL)

Children

- Most common form of eczema[2]
- Prevalence in children
  - As high as 20% in industrialized countries[2]
  - Continues to increase, and now affecting low income countries as well[2,3]
- Disease severity estimates in the US[2,4]
  - ~5.6 million mild
  - ~2.2 million moderate
  - ~.6 million severe

Adults

- ~16.5 million US adults have a diagnosis of AD (~7.3% of the population). Of those Adults with AD, 40% (6.6 million) reporting moderate-to-severe symptoms[1,5]
- AD is associated with lower overall health rating and life satisfaction, impaired QOL related to mental health, and skin-related QOL in the US population[1,6]
- With an increase in the severity of AD, the risk of cardiovascular death increases by 25%[7]

AD is associated with worse QOL than several other common chronic illnesses, including heart disease, diabetes and high blood pressure[6]

ARENA PHARMACEUTICALS

1. Chiesa Fuxench ZC, et al. J Invest Dermatol. 2019;139(3):583-590; 2. Silverberg, JI. Dermatol Clin. 2017 Jul;35(3):283-289; 3. Thomsen SF. ISRN Allergy. 2014;2014:354250.; 4. Silverberg JI, et al. Dermatitis. 2014 May-Jun;25(3):107-14.; 5. Asthma and Allergy Foundation of America. Atopic Dermatitis in America. https://www.aafa.org/atopic-dermatitis-in-america/ Accessed September 10, 2020; 6. Silverberg JI, et al. Ann Allergy Asthma Immunol. 2018;121(3):340-347.; 7. Drucker AM, et al. J Allergy Clin Immunol. 2019;143(5):1736-1738.

October 2020 • 5

Mounting Evidence Points to AD as a Systemic Disorder

Higher immune activation recently reported in peripheral blood from AD vs. psoriasis patients:

- Increased activated T cells[1,2]
- Increase in cytokine-producing T cells[1,2]

Associated with increased risk for systemic comorbidities:

- Asthma[4,6]
- Rhinitis[6]
- Eosinophilic GI Conditions[6]
- Cardiovascular Disease[3]
- IBD[5]
- SLE[7]
- Obesity[8]

> "...biomarker expression profiles in moderate-to-severe AD patients are clearly different from those in healthy controls, which confirms the presence of systemic inflammation in AD patients and supports the hypothesis that AD is a systemic disorder.[6]"
>
> —Thijs JL, et al.



Rhinitis
Asthma
Cardiovascular Disease
Obesity
IBD
SLE

ARENA PHARMACEUTICALS

1. Czarnowicki T, et al. *J Allergy Clin Immunol*. 2015;136(1):208-211.; 2. Ungar B, et al. *J Invest Dermatol*. 2017;137(3):603-613.; 3. Brunner PM, et al. *J Invest Dermatol*. 2017;137(1):18-25.; 4. Ravnborg N, et al. *J Am Acad Dermatol*. 2020;S0190-9622(20)30299-1.; 5. Lee H, et al. *J Am Acad Dermatol*. 2020;S0190-9622(20)31006-9.; 6. Thijs JL, et al. *J Allergy Clin Immunol*. 2018;141(4):1523-1526. 7. Andersen YM, et al. *J Am Acad Dermatol*. 2017;76(2):274-280.e1. 8. Silverberg JI, et al. Br J Dermatol. 2012;166(3):498-504.

October 2020 • 6

Overlapping Disease Biology In UC, Psoriasis and AD

Compelling Clinical Data Generated in UC and PsO With $S1P_1$ Modulators

	Ulcerative Colitis	Psoriasis	Atopic Dermatitis
			
Cytokine Dysregulation	Th2, Th1, Th17[2]	Th1 and Th17[3]	Th2, Th1, Th22, Th17[5]
Evidence for role of $S1P_1$ Modulation	**Etrasimod: Phase 2b OASIS[1]** Etrasimod 2mg: 3-Domain Mayo Δ = 25.6% (p < 0.001 versus placebo)	**Ponesimod: Phase 2 Psoriasis[4]** Ponesimod 20 mg, 46% PASI 75 (p<0.0001 versus placebo) Ponesimod 40 mg, 48.1% PASI 75 (p<0.0001 versus placebo)	**Etrasimod: Phase 2b ADVISE** TBD

ARENA PHARMACEUTICALS

1. Sandborn WJ, et al. *Gastroenterology*. 2020;158(3):550-561. ; 2. Ungaro R, et al. *Lancet*. 2017;389(10080):1756-1770. ; 3. Lowes MA, et al. *Annu Rev Immunol*. 2014;32:227-255. ; 4. Vaclavkova A, et al. *Lancet*. 2014;384(9959):2036-2045. ; 5. Hassan Z, et al. *Cureus*. 2020;12(8):e9901.

October 2020 • 7

Recently Published Systematic Review and Meta-Analysis Reveals Bidirectional Association Between AD and IBD

Subgroup meta-analyses of Ulcerative Colitis (UC) and Crohn's Disease (CD) showed that UC has a bidirectional association with AD[1]:

- ▲ odds of AD in UC (OR 1.23; 95% CI 1.11-1.35)
- ▲ odds of UC in AD (OR 1.53; 95% CI 1.07-2.18)

ARTICLE IN PRESS

ORIGINAL ARTICLE

Bidirectional relationship between atopic dermatitis and inflammatory bowel disease: A systematic review and meta-analysis

Hanjae Lee, MD,[a] Ji Hoo Lee,[b] Seong-Joon Koh, MD, PhD,[c,d] and Hyunsun Park, MD, PhD[d,e]
Seoul, South Korea

Background: Recently, atopic dermatitis has been suggested as a systemic inflammatory disorder that can accompany other inflammatory diseases, including inflammatory bowel disease. However, comprehensive reviews that specifically focus on the association between inflammatory bowel disease and atopic dermatitis are lacking.

Objective: To determine the association between inflammatory bowel disease and atopic dermatitis.

Methods: We searched for relevant studies from MEDLINE, EMBASE, and the Cochrane Library from inception to November 22, 2019. Considering a potential bidirectional relationship, studies reporting inflammatory bowel disease in patients with atopic dermatitis and atopic dermatitis in patients with inflammatory bowel disease were evaluated separately.

Results: We included 10 studies with 95,291,110 patients (4 studies on the prevalence of atopic dermatitis in inflammatory bowel disease, 2 on the prevalence and incidence of inflammatory bowel disease in atopic dermatitis, and 4 on either the prevalence or incidence of inflammatory bowel disease in atopic dermatitis). Meta-analyses revealed a statistically significant association between inflammatory bowel disease and atopic dermatitis in both directions (4 studies on atopic dermatitis prevalence in inflammatory bowel disease, odds ratio 1.39, 95% confidence interval 1.28-1.50; 5 on inflammatory bowel disease prevalence in atopic dermatitis, odds ratio 1.35, 95% confidence interval 1.05-1.73; and 3 studies on inflammatory bowel disease incidence in atopic dermatitis, relative risk 1.46, 95% confidence interval 0.98-2.17).

Image Source: Lee H, et al. *J Am Acad Dermatol*. 2020;S0190-9622(20)31006-9.

ARENA PHARMACEUTICALS

1. Lee H, et al. *J Am Acad Dermatol*. 2020;S0190-9622(20)31006-9.

October 2020 • 8

AD is a Heterogenous Biphasic Disease Mediated by Broad Range of Cytokines

Cytokine milieu in AD thought to be influenced by multiple factors[1]:

- Stage of disease
- Ethnicity
- Age



dendritic cells
Barrier Disruption
OX40L
OX40R
TSLP
Itch
IL-31
IL-4r
epidermis
IL-4
IL-13
IL-17 IL-22
B cells
IL-4r
IFNγ
IgE
Th2 cells
IL-4r
eosinophils
Th1 cells
Th17 cells
mast cells
dermis
Th2 Inflammation
Th1/Th22/Th17 Inflammation
blood
Th1
Th17
Th2
ACUTE FLARE
CHRONIC STATE

Image Source: Leung DY, Guttman-Yassky E. *J Allergy Clin Immunol*. 2014;134(4):769-779

ARENA PHARMACEUTICALS

1. Klonowska J, et al. *Int J Mol Sci*. 2018;19(10):3086.

October 2020 • 9

During an Acute Flare, Staphylococcus aureus Exploits Epidermal Barrier Defects in AD to Trigger Cytokine Expression[1,2,3]

S1P1 is Expressed in Human Skin Keratinocytes and Upregulated by Staphylococcus Aureus[4]



dendritic cells
Barrier Disruption
OX40L
OX40R
epidermis
IL-4
IL-13
B cells
IL-4r
Th2 cells
IgE
eosinophils
mast cells
Th2 Inflammation
dermis
blood

Image Source: Leung DY, Guttman-Yassky E. *J Allergy Clin Immunol*. 2014;134(4):769-779.

S1P1 knock-down in human keratinocytes reduced S. aureus-induced cytokine production[4]



a
IL36γ
TNFα
IL8
IL6
NS
mRNA fold change /GAPDH
siRNA negative control
siS1PR1
TSB
sa113

Image Source: Igawa S, et al. *J Invest Dermatol*. 2019;139(8):1743-1752.e5.

1. Nakatsuji T, et al. *J Invest Dermatol*. 2016;136(11):2192-2200. ; 2. Leung DY, Guttman-Yassky E. *J Allergy Clin Immunol*. 2014;134(4):769-779.; 3. Kim J, Kim BE, Leung DYM. *Allergy Asthma Proc*. 2019 Mar 1;40(2):84-92.; 4. Igawa S, et al. *J Invest Dermatol*. 2019;139(8):1743-1752.e5

October 2020 • 10

Etrasimod Reduced Trafficking of Dendritic Cells From Skin to Lymph Node and Reduced T Cell Activation in Lymph Nodes in Pre-Clinical AD Model



Etrasimod
1
dendritic cells
OX40L
OX40R
epidermis
IL-4
IL-13
B cells
IL-4r
IgE
Th2 cells
eosinophils
dermis
mast cells
Th2 Inflammation
Etrasimod
2
blood
ACUTE FLARE

Image Source: Leung DY, Guttman-Yassky E. *J Allergy Clin Immunol.* 2014;134(4):769-779.



Data in Mice Lymph Nodes[1]
Langerin+ Denditic Cells
Langerin- Denditic Cells
T Cells
Activated Cells
# of cells
2×10⁴
1×10⁴
5×10³
0
1×10⁵
8×10⁴
6×10⁴
4×10⁴
2×10⁴
8×10⁶
6×10⁶
4×10⁶
2×10⁶
2×10⁶
1×10⁶
5×10⁵
Sham
Vehicle
Etrasimod 1mg/kg
Etrasimod 3mg/kg
Dexamethasone 1mg/kg

ARENA PHARMACEUTICALS

1. Crosby C, et al. Poster Presented at Revolutionizing Atopic Dermatitis virtual Symposium; April 2020. Poster #159.

October 2020 • 11

Etrasimod Led to Fewer T Cells, B Cells, and Eosinophils Which are Thought to be Mediators of Inflammation in Atopic Dermatitis



Etrasimod
dendritic cells
Barrier Disruption
IL-4
IL-13
Itch
IL-31
epidermis
IL-4
IL-13
B cells
IL-17 IL-22
IFNγ
IgE
Th2 cells
mast cells
eosinophils
Th1 cells
Th17 cells
dermis
Etrasimod
Th2 Inflammation
Etrasimod
Th1/Th22/Th17 Inflammation
2
3
blood
Acute Flare: Th2 Inflammation
Chronic Disease State: Heterogeneous Th1/Th2/Th17 Inflammation

Image Source: Leung DY, Guttman-Yassky E. *J Allergy Clin Immunol*. 2014;134(4):769-779.

Etrasimod Lowered Circulating T Cells, B Cells and Eosinophils in Pre-Clinical Models of AD[1]



T Cells
# of cells
3×10⁴
2×10⁴
1×10⁴
0
***
****
****
B Cells
# of cells
6×10³
4×10³
2×10³
0
*
****
**
Eosinophils
# of cells
1.5×10⁵
1×10⁵
5×10⁴
0
ns
**
****
Sham
Vehicle
Etrasimod 1mg/kg
Etrasimod 3mg/kg
Dexamethasone 1mg/kg

ARENA PHARMACEUTICALS

1. Crosby C, et al. Poster Presented at Revolutionizing Atopic Dermatitis virtual Symposium; April 2020. Poster #159

October 2020 • 12

Reduced Trafficking of T Cells Correlated with Decreased Tissue Th2, Th1 and Th17 Cytokines Relevant to Acute Flare and Chronic Disease State



Etrasimod
dendritic cells
Barrier Disruption
IL-4
IL-13
Itch
IL-31
epidermis
IL-4
IL-13
B cells
IL-17 IL-22
IFNγ
IgE
Th2 cells
mast cells
eosinophils
Th1 cells
Th17 cells
dermis
Etrasimod
Th2 Inflammation
Etrasimod
Th1/Th22/Th17 Inflammation
3
blood
Acute Flare: Th2 Inflammation
Chronic Disease State: Heterogeneous Th1/Th2/Th17 Inflammation

Image Source: Leung DY, Guttman-Yassky E. *J Allergy Clin Immunol*. 2014;134(4):769-779.

Reduction in Th2 and Th1 Cytokines in Pre-Clinical Models[1]



IL-4
pg Analyte/mg Protein
80
60
40
20
0
ns
*
IFNγ
6
4
2
0
*
*
IL-6
100
80
60
40
20
0
**
***
TNFα
10
8
6
4
2
0
ns
**
Sham
Vehicle
Etrasimod 1mg/kg
Etrasimod 3mg/kg

ARENA PHARMACEUTICALS

1. Crosby C, et al. Poster Presented at Revolutionizing Atopic Dermatitis virtual Symposium; April 2020. Poster #159

October 2020 • 13

In Addition to Th2 T cells, Th1, Th22 and Th17 are Significant Mediators of Disease in the Chronic Phase



epidermis
dermis
blood
TSLP
Itch
IL-31
IL-4r
IL-17 IL-22
IFNγ
Th1 cells
Th17 cells
Th1/Th22/Th17 Inflammation
CHRONIC DISEASE STATE

- AD is characterized by activation of more than just the Th2 immune pathway
- With increased disease chronicity among adults, there are gradual increases with increasing age in markers of Th1/Th17 pathways[1]
- Therefore, treatments inhibiting several immune pathways may provide therapeutic benefit in a broader population of patients

> "For new treatments to address the unique fingerprint of each AD subtype, **targeting of other immune axes beyond IL-4/IL-13 is needed. It likely will be necessary to target a combination of** cytokines to fully control AD, regardless of disease phenotype"
>
> —Yael Renert-Yuval, MD ; Emma Guttman-Yassky, MD, PhD[2]

ARENA PHARMACEUTICALS

1. Zhou L, et al. J Allergy Clin Immunol. 2019;144(1):144-156. ; 2. Renert-Yuval Y, Guttman-Yassky E. *Ann Allergy Asthma Immunol*. 2020;124(1):28-35.

October 2020 • 14

Based on Pre-Clinical Data, Upstream Mechanism of Etrasimod May Interrupt Multiple Pathways that Mediate Acute Flare and Chronic AD



Etrasimod
dendritic cells
Barrier Disruption
1
4
IL-4
IL-13
Itch
IL-31
IL-4
IL-13
IL-17 IL-22
B cells
IFNγ
IgE
Th2 cells
mast cells
eosinophils
Th1 cells
Th17 cells
Etrasimod
2
Th2 Inflammation
Etrasimod
Th1/Th22/Th17 Inflammation
3
epidermis
dermis
blood
Acute Flare: Th2 Inflammation
Chronic Disease State: Heterogeneous Th1/Th2/Th17 Inflammation

Image Source: Leung DY, Guttman-Yassky E. *J Allergy Clin Immunol*. 2014;134(4):769-779.

Targeted Mechanism of Etrasimod: Disruption of Immune Cell Trafficking[1]

1. **Reduced trafficking of dendritic cells from skin to lymph node** → reduced activation of T cells in LN
2. **Reduced circulating lymphocytes** → fewer immune cells available to traffic to the skin, including T cells, B cells, and eosinophils

Downstream Functional Outcomes[1]

3. By broadly limiting T cell trafficking, both Th2 and Th1 tissue cytokines were decreased, including IL-4 and IFNγ
4. Etrasimod overall improved disease outcome: Decreased inflammation and lowered histological score

ARENA PHARMACEUTICALS

1. Crosby C, et al. Poster Presented at Revolutionizing Atopic Dermatitis virtual Symposium; April 2020. Poster #159

October 2020 • 15

October 2020 • Definitions: DC, dendritic cell; IL, interleukin; MOA, mechanism of action; Th, T helper cell; S1P, sphingosine-1-phosphate *Statements are aspirational in nature and not intended to be based on direct evidence at this stage in the program Etrasimod MOA May Address Mediators of Acute Flare and Chronic Phases of Atopic Dermatitis Broader mechanism with potential to impact the Th2 pathway and beyond Patients in the chronic state of AD can have elevations in Th1, Th2, and Th17 inflammation, thus warranting a broader approach than biologics that impact single pathways Etrasimod has shown favorable results in a Phase 2 clinical trial of another Th2-mediated disease, ulcerative colitis Etrasimod has potential to affect the trafficking of DCs and Th subsets, resulting in reductions in multiple cytokines, which may be beneficial across clinical endotypes Potential to improve skin barrier By reducing inflammation and Th2 cytokines, etrasimod has potential to improve skin barrier defects S1P1 and S1P5 are expressed in skin keratinocytes, and research studies are ongoing to investigate the potential of etrasimod to modulate keratinocyte functions directly Potential to improve itch By reducing inflammation, etrasimod has potential to lessen itch symptoms Research and clinical studies are ongoing to investigate the potential of etrasimod to modulate itch signaling

Market Opportunity October 2020 •

October 2020 • Abbreviations: CAGR, compound annual growth rate; DRG, Dieringer Research Group (marketing research group); IL, interleukin; JAK, janus kinase; PDE4, phosphodiesterase 4 1. Source: DRG AD Disease Landscape & Forecast 2019’ *Note: based on SCORAD (children aged 0-14), PO-SCORAD (patients aged 15+); 2. Spherix Q2 2020 DRG Projects Multiple New Product Entrants to Grow AD Market to $24B by 20281 Novel therapies will increase drug treatment rates AD market is expected to grow in all 7 major markets at CAGR of 27% AD Market Size Sales (USD, millions) AD Market Share (2018) g JP g EU5 g US $2.1B $24.2B AD Market Share (2028)

0%50%100% Safety and Simplicity Heavily Influence Dermatologists’ Treatment Decisions October 2020 • http://www.pmlive.com/pharma_news/amgen_raises_forecasts_after_closing_$13.4bn_otezla_deal_1317936#:~:text=Otezla%20is%20the%20leader%20in,as%20AbbVie's%20Humira%20(adalimumab). Otezla. Package insert. Amgen, Inc. June 2020. ; Enbrel. Package insert. Amgen, Inc. August 2020. ; Humira. Package Insert. Abbvie, Inc. March 2020. ; Stelara. Package insert. Janssen Pharmaceuticals, Inc. July 2020. ; Cosentyx. Package insert. Novartis. June 2020. ; Skyrizi. Package insert. Abbvie, Inc. March 2020.; OAmgen raises forecasts after closing $13.4bn Otezla deal; 43 63 65 79 82 Enbrel Stelara Humira Cosentyx Skyrizi Drug Safety/Side Effects Simplicity Efficacy (PASI-75) Market Leader Otezla GI side effects Oral 28% Humira Boxed Warning: Infection / Cancer Injectable 65% Stelara Risk of Infection / Cancer Injectable 66% PsO PASI-75 Response 28 Otezla

Dermatologists' JAK Safety Perceptions are Shaping Their View of the Class and Future Intended Use

Transferability of JAK Safety Data



No/low transferability to the AD population (1-3)
Moderate transferability to the AD population (4-7)
Extremely transferable to the AD population (8-10)
50%
48%
How transferable will these risk factors be to the AD population?

Warning Label Impact on Prescribing Oral JAKs



No/low impact on my willingness to prescribe oral JAKs in AD once approved (1-3)
Moderate impact on my willingness to prescribe oral JAKs in AD once approved (4-7)
Large negative impact on my willingness to prescribe oral JAKs in AD once approved (8-10)
Rinvoq™
10%
36%
54%
7.2
Abrocitinib
10%
38%
52%
7.1
ASN002
10%
39%
51%
Olumiant®
13%
39%
48%
7.0
Rate the warning label impact on prescribing of oral JAKs

ARENA PHARMACEUTICALS

Abbreviations: RA, rheumatoid arthritis; JAK, janus kinase Source: **Spherix AD Q2 2020**
Survey questions: Although these risk factors have not been witnessed in clinical trials for AD, in your opinion, how transferable will these risk factors be to the AD population? (n=100); If Rinvoq™ and other oral JAK inhibitors have a similar label warning label for AD, how will this impact your use of the products if approved? (n=100)

October 2020 • 20

In 2017, Dupilumab was First Advanced Line Agent Approved for AD in ~15 years October 2020 • Adults 12-17Y 6-11Y <6Y Prevalence 8,200 2,500 2,500 2,400 Moderate-to-severe 2,600 800 700 700 Biologics eligible 1,700 400 90 75 74 8 Approved 2022e Share of Biologics eligible 4.4% 2.0% U.S. AD population by age group1 (in thousands, approximate) Dupilumab came to market with an EASI improvement of 35% and no significant safety warnings/boxed warning Despite 3+ years of market exclusivity, dupilumab has penetrated <5% of the adult AD opportunity Biologic, injection therapy and access are barriers to broader dupilumab uptake (HCP and patient) 1. Truven Payer Claims Data; IQVIA Sanofi Custom SOB Report; Data on file (Sanofi Dupixent IR Event June 11, 2020)

In the US High-Dose JAK Agents Have Encountered Regulatory Challenges with Both Product Approvals and Product Labeling

2019 | **2020**

Q3	Q4	Q1	Q2	Q3
abbvie	Pfizer	Lilly	GILEAD	GILEAD
08/16/19	11/15/19	1/17/20	5/20/20	8/19/20
Upadacitinib approved in RA with JAK boxed warning and high-dose 30MG not submitted based on >VTE	CHMP (EMA) concludes UC maintenance dose of 10mg bid not recommended in patients at high risk of blood clots	Baricitinib is filed for AD in EU **but not in the US**	Filgotinib Ph 2b/3 UC study 200mg achieves modest results	Filgotinib RA submission rejected by FDA, safety concerns keying on MANTA data

Sources: https://www.biopharmadive.com/news/fda-boxed-warning-for-abbvies-jak-inhibitor-clouds-gileads/561186/ (Aug 16, 2019 ;https://www.ema.europa.eu/en/news/ema-confirms-xeljanz-be-used-caution-patients-high-risk-blood-clots (Nov 15, 2019); https://www.globenewswire.com/news-release/2020/05/20/2036672/0/en/GILEAD-AND-GALAPAGOS-ANNOUNCE-POSITIVE-TOPLINE-RESULTS-OF-PHASE-2B-3-TRIAL-OF-FILGOTINIB-IN-MODERATELY-TO-SEVERELY-ACTIVE-ULCERATIVE-COLITIS.html https://www.fiercebiotech.com/biotech/fda-rejects-gilead-s-would-be-blockbuster-filgotinib-over-toxicity-concerns (Aug 19, 2020);

ARENA PHARMACEUTICALS

October 2020 • 22

October 2020 • 1. Renert-Yuval Y, Guttman-Yassky E. Ann Allergy Asthma Immunol. 2020;124(1):28-35. For new treatments to address the unique fingerprint of each AD subtype, targeting of other immune axes beyond IL-4/IL-13 is needed. It likely will be necessary to target a combination of cytokines to fully control AD, regardless of disease phenotype.1 —Y. Renert-Yuval, MD et al

Competitive Landscape October 2020 •

ADVISE Ph 2b Trial – 12 Week Efficacy Period Followed by 52 Week Open-Label Extension Open-label (52 weeks) Overall trial duration of 76 weeks Day 1 Week 16 Screening Period 12-Week Treatment Period Follow-up Period Week 12 4-Week Wash out < 4 Weeks Baseline EASI Week 68 Week 72 4-Week Follow-up October 2020 • 12 Week efficacy vs. other Ph 2 AD trials 16 Week Etrasimod 2 mg Etrasimod 1 mg Placebo Etrasimod – selected dose R

Cross-Trial Comparison Suggest Disease Duration and Baseline Severity May Influence Treatment Effect (Ph 2 Trials)

Note: No direct head-to-head data available; Caution advised when comparing data across clinical trials

		Dupilumab[1]	Baricitinib[2]	Abrocitinib[3]	Upadacitinib[4]	Lebrikizumab[5]
Trial Overview	**Ph 2 Trial Design**	• Mono vs. PBO • N=379; 16 weeks • 300mg Q2W, Q4W	• Bari + TCS vs. PBO + TCS • N=124; 16 weeks • 4mg, 2mg, QD	• Mono vs. PBO • N=267; 12 weeks • 200mg, 100mg, QD	• Mono vs. PBO • N=167; 16 weeks • 30mg, 15mg, QD	• Mono vs. PBO • N=280; 16 weeks • 250mg Q2W, Q4W
	Age, mean	39, 37, 37	33, 42, 35*	39, 41, 43	40, 39, 40	39, 40, 42
Baseline	**Duration of AD**	31, 27, 30	22, 26, 18*	20, 24, 26*	24, 23, 27	22, 23, 24
	IGA (4), n (%)	47%, 43%, 48%	NA	37%, 47%, 38%	26%, 55%, 44%	29%, 33%, 39%
	BSA	53%, 51%, 51%	NA	48%, 49%, 48%	42%, 51%, 46%	39%, 41%, 47%
	EASI, mean	34, 29, 33	20, 22, 22*	25, 27, 25	28, 31, 33	26, 26, 29
Efficacy	**IGA (0/1)**	30%, 22%, 2%	21%, 22%, 8%	44%, 30%, 6%	50%, 31%, 2%	45%, 34%, 15%
	Mean EASI % Δ	68%, 64%, 18%	65%, 64%, 46%	83%, 59%, 35%	74%, 62%, 23%	72%, 69%, 41%
	EASI-50	78%, 71%, 30%	61%, 57%, 37%	79%, 56%, 27%	NA	81%, 77%, 46%
	EASI-75	52%, 49%, 11%	34%, 30%, 20%	65%, 41%, 15%	69%, 52%, 10%	61%, 56%, 24%

***Median**

ARENA PHARMACEUTICALS

Abbreviations: AD, atopic dermatitis; AE, adverse event; BSA, body surface area; EASI, Eczema and Severity Index; IGA, Investigator Global Assessment Scale for AD; NRS, numerical rating scale; PBO, placebo; QW, once a week, Q2W, once every two weeks; QD, once daily

1. Thaçi,D The Lancet, Vol 387 January 2, 2016 2.Guttman-Yassky, E J AM ACAD DERMATOL 2019 VOLUME 80, NUMBER 4 3. Gooderham, M JAMA Dermatol. 2019;155(12):1371-1379. 4. Guttman-Yassky, E J ALLERGY CLIN IMMUNOL MARCH 2020; 5. Guttman-Yassky,E JAMA Dermatol. 2020;156(4):411-420. doi:10.1001/jamadermatol.2020.0079

October 2020 • 26

EASI-75 Peak Response: Dupilumab and Upadacitinib Patients Stop Improving Between Weeks 8-12



Mean (± SE) EASI over time[1]
Placebo
Dupilumab 300 mg q2w
Dupilumab 300 mg qw
40
30
20
10
0
0 1 2 4 6 8 12 16
Visit (Weeks)

Imputed no. of patients	0 wks	1 wk	2 wks	4 wks	6 wks	8 wks	12 wks	16 wks
Placebo (n=460)	1	18	69	129	173	210	241	258
300 mg q2w (n=457)	0	9	24	36	50	60	70	87
300 mg qw (n=462)	0	13	21	45	59	71	95	119



Mean (± SE) % Improvement From Baseline in EASI (LOCF)[2]
Placebo
Upadacitinib 7.5 mg QD
Upadacitinib 15 mg QD
Upadacitinib 30 mg QD
100
75
50
25
0
0 2 4 8 12 16
Week

Upadacitinib: Placebo-corrected Δ diminishes from week 8 to week 16 across all doses

ARENA PHARMACEUTICALS

1. Thaçi D, et al. *J Dermatol Sci.* 2019;94(2):266-275. ; 2. Guttman-Yassky E, et al. *J Allergy Clin Immunol.* 2020;145(3):877–884.

October 2020 • 27

Atopic Dermatitis Ph 2b Trials Percent Change EASI from Baseline at Week 12



Placebo Adjusted EASI % Improvement from Baseline
Note: No direct head-to-head data available; Caution advised when comparing data across clinical trials
Potential for commercial viability
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4%
5%
28%
31%
42%
47%
24%
48%
17%
25%
46%
62%
150 mg Q2W
300 mg Q2W
250mg Q4W
250 mg Q2W
300 mg Q4W
300 mg Q2W
100 mg QD
200 mg QD
2 mg QD
4 mg QD
15 mg QD
30 mg QD
tralokinumab[1]
lebrikizumab[2]
dupilumab[3]
abrocitinib[4]
baricitinib[5]
upadacitinib

ARENA PHARMACEUTICALS

1. Wollenberg A, et al. *J Allergy Clin Immunol*. 2019;143(1):135-141. ; 2. Guttman-Yassky E, et al. *JAMA Dermatol*. 2020;156(4):411-420. ; 3. Thaçi D, et al. *Lancet*. 2016;387(10013):40-52. ; 4. Gooderham MJ, et al. *JAMA Dermatol*. 2019;155(12):1371-1379. ; 5. Guttman-Yassky E, et al. *J Am Acad Dermatol*. 2019;80(4):913-921. ; 6. Guttman-Yassky E, et al. *J Allergy Clin Immunol*. 2020;145(3):877-884.[6]

October 2020 • 28

Atopic Dermatitis Ph 2b Competitive Landscape at Week 12

Placebo Adjusted EASI 75 Improvement from Baseline

Note: No direct head-to-head data available; Caution advised when comparing data across clinical trials



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
29%
28%
32%
49%
39%
42%
26%
50%
20%
25%
53%
55%
150 mg Q2W
300 mg Q2W
250mg Q4W
250 mg Q2W
300 mg Q4W
300 mg Q2W
100 mg QD
200 mg QD
2 mg QD
4 mg QD
15 mg QD
30 mg QD
tralokinumab1
Lebrikizumab2
dupilumab3
abrocitinib4
baricitinib5
upadacitinib6

ARENA PHARMACEUTICALS

1. Wollenberg A, et al. *J Allergy Clin Immunol*. 2019;143(1):135-141. ; 2. Guttman-Yassky E, et al. *JAMA Dermatol*. 2020;156(4):411-420. ; 3. Thaçi D, et al. *Lancet*. 2016;387(10013):40-52. ; 4. Gooderham MJ, et al. *JAMA Dermatol*. 2019;155(12):1371-1379. ; 5. Guttman-Yassky E, et al. *J Am Acad Dermatol*. 2019;80(4):913-921. ; 6. Guttman-Yassky E, et al. *J Allergy Clin Immunol*. 2020;145(3):877-884.[6]

October 2020 • 29

Atopic Dermatitis Ph 2b Competitive Landscape at Week 12*

Placebo Adjusted IGA 0/1 Improvement from Baseline Across

Note: No direct head-to-head data available; Caution advised when comparing data across clinical trials



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
8%
15%
25%
38%
20%
28%
24%
38%
3%
16%
19%
33%
150 mg Q2W
300 mg Q2W
250mg Q4W
250 mg Q2W
300 mg Q4W
300 mg Q2W
100 mg QD
200 mg QD
2 mg QD
4 mg QD
15 mg QD
30 mg QD
tralokinumab[1]
lebrikizumab[2]
dupilumab[3]
abrocitinib[4]
baricitinib[5]
upadacitinib[6]

*dupilumab values reflect Week 16 results, as Week 12 results are not available in the public domain

1. Wollenberg A, et al. *J Allergy Clin Immunol*. 2019;143(1):135-141. ; 2. Guttman-Yassky E, et al. *JAMA Dermatol*. 2020;156(4):411-420. ; 3. Thaçi D, et al. *Lancet*. 2016;387(10013):40-52. ; 4. Gooderham MJ, et al. *JAMA Dermatol*. 2019;155(12):1371-1379. ; 5. Guttman-Yassky E, et al. *J Am Acad Dermatol*. 2019;80(4):913-921. ; 6. Guttman-Yassky E, et al. *J Allergy Clin Immunol*. 2020;145(3):877-884.[6]

ARENA PHARMACEUTICALS

October 2020 • 30

Etrasimod Potential Best-in-Class S1P Receptor Modulator with Opportunity for Broad Applicability

Etrasimod Intrinsic Design Features

Receptor Pharmacology[1,2]

Highly specific $S1P_{1,4,5}$

No evidence of off-target activity / deleterious barrier function due to $S1P_{2,3}$

Pharmacodynamics[1]

Rapid On-Rate (treating flare)

Rapid Off-Rate (infection control)

Control[1,2]

Strong durable remission rates observed, generally well tolerated safety with no titration

No elevated LFTs, abnormal PFTs, macular edema

Convenience

Oral, once-daily

Minimal monitoring expected

No titration

ARENA PHARMACEUTICALS

1. Sandborn WJ, et al. *Gastroenterology.* 2020;158(3):550-561. ; 2. Vermeire S, et al. Poster Presented at United European Gastroenterology Week (UEGW); October 2019. Poster #P0403

October 2020 • 31

Nasdaq: ARNA